                                                                 EXHIBIT 10.03

                         AMENDMENT TO WARRANT AGREEMENT

         This Amendment (the "AMENDMENT") is entered into as of April 28, 2000 between Sprint Corporation, a Kansas corporation (the "PURCHASER"), and Hybrid Networks, Inc., a Delaware Corporation (the "COMPANY"), and amends the Warrant Agreement dated as of September 9, 1999 between the Purchaser and the Company (the "WARRANT AGREEMENT"). Except as otherwise defined herein, the capitalized terms herein shall have the same meanings as those terms have in the Warrant Agreement.

         The parties hereto agree as follows:

         1. The first three sentences of Section 2(b) of the Warrant Agreement are hereby amended in their entirety as follows:

                (b) None of the Warrants shall be exercisable until the earliest date on which the shipment of at least $1,000,000 of products is scheduled to occur pursuant to the terms of one or more Orders (as defined in the Equipment Purchase Agreement) issued by Sprint in connection with the Equipment Purchase Agreement. On such date, 10% of the Warrants (rounded to the nearest whole Warrant) shall become exercisable. Thereafter, an additional 10% of the Warrants (rounded to the nearest whole Warrant) shall become exercisable for each additional $1,000,000 of shipments as are scheduled to be made pursuant to the terms of one or more Orders issued by Sprint in connection with the Equipment Purchase Agreement, such that that entire amount of Warrants shall be exercisable when $10,000,000 of such shipments have been so scheduled to be made.

         2. No other amendment is made to the Warrant Agreement. The Warrant Agreement, as amended as provided in Section 1, continues in full force and effect.

         The effective date of the amendment is September 9, 1999.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       HYBRID NETWORK. S, INC.

                                       By: /s/ MICHAEL D. GREENBAUM
                                          ------------------------------------
                                          Michael D. Greenbaum
                                          Chief Executive Officer

                                       SPRINT CORPORATION

                                       By: /s/ TIMOTHY S. SUTTON
                                          ------------------------------------
                                          Timothy S. Sutton
                                          President, Broadband Wireless Group